UNITED STATES
SECURITIES AND EXCHNAGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2010

Southfield Energy Corporation
(Exact name of Registrant as Specified in its Charter)

Nevada
(State or other Jurisdiction of Incorporation)

000-52782	20-5361270
(Commission File Number)	(IRS Employer Identification No.)

1240 Blalock Rd., Suite 150, Houston, TX 77055
(Address of Principal Executive Offices)    (Zip Code)

(713) 266-3700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective June 7, 2010 Ben Roberts resigned his positions as President, Chief Executive Officer and as a member of the Board of Directors from Southfield Energy Corporation (“the Company”); and Tyson Rohde resigned his positions as Chief Operating Officer and as a member of the Board of Directors from the Company. Mr. Roberts and Mr. Rohde resigned to pursue other interests and have no disputes or disagreements with the Company. On June 7, 2010, the Board accepted the resignations of Ben Roberts and Tyson Rohde for all positions held with the Company, and appointed Chet Gutowsky to serve as the President, Chief Executive Officer and Chairman of the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHFIELD ENERGY CORPORATION

Date: June 14, 2010

By: /s/ Chet Gutowsky
Name: Chet Gutowsky
Title: President, CEO and
Chairman